                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                    Freeport-McMoRan Oil & Gas Royalty Trust
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    FREEPORT-MCMORAN OIL & GAS ROYALTY TRUST
                          700 LAVACA STREET, 5TH FLOOR
                            AUSTIN, TEXAS 78701-3102

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                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                        TO BE HELD ON             , 2001

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                                           , 2001

To the Unitholders of the Freeport-McMoRan Oil & Gas Royalty Trust:

     A Special Meeting of Unitholders of Freeport-McMoRan Oil & Gas Royalty
Trust (the "Special Meeting") will be held on             , 2001, at 10:00 a.m.,
local time, at           ,           ,           , Texas to consider and vote
upon a proposal submitted by a Unitholder to amend the Royalty Trust Indenture dated September 30, 1983 (the "Trust Agreement") to provide for the sale of the overriding royalty interest held by the Trust (the "Royalty") and a delay of the final liquidating distribution of the Trust assets, less any amounts withheld by the Trustee for contingent liabilities, until completion of a proposed exchange offer or October 31, 2001, whichever first occurs, as described in the accompanying Proxy Statement.

     Only holders of record (the "Unitholders") of certificates representing units of beneficial interest in the Trust (the "Units") at the close of business
on             , 2001 are entitled to notice of and to vote at the Special
Meeting. Unitholders may vote in person or by proxy. The accompanying form of proxy is solicited on behalf of the Trust by The Chase Manhattan Bank, as Trustee of the Trust (the "Trustee").

     Under applicable law, dissenters' appraisal rights do not apply to the Unitholders in connection with the Shareholder Proposal.

     EVEN IF YOU RETURN THE ENCLOSED PROXY, YOU WILL RETAIN THE OPTION TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE VOTE, OR TO VOTE YOUR UNITS PERSONALLY UPON REQUEST IF YOU ATTEND THE SPECIAL MEETING. FOR THE SHAREHOLDER PROPOSAL TO BE APPROVED BY THE UNITHOLDERS, A QUORUM MUST BE PRESENT AT THE SPECIAL MEETING, AND THE SHAREHOLDER PROPOSAL MUST HAVE THE SUPPORT OF UNITHOLDERS HOLDING A MAJORITY OF THE UNITS REPRESENTED AT THE SPECIAL MEETING.

                                            By Order of the Trustee

Austin, Texas
            , 2001

                    FREEPORT-MCMORAN OIL & GAS ROYALTY TRUST
                          700 LAVACA STREET, 5TH FLOOR
                            AUSTIN, TEXAS 78701-3102

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                                PROXY STATEMENT

                             ---------------------

                                           , 2001

     This Proxy Statement is being furnished to the Unitholders in connection with the solicitation of proxies by the Trustee for use at the Special Meeting
to be held on             , 2001, at 10:00 a.m., local time, at           ,
          ,           , Texas to consider and vote upon a proposal submitted by
a Unitholder to amend the Trust Agreement (the "Shareholder Proposal"). See "The Shareholder Proposal."

     Only Unitholders holding Units of the Trust as of             , 2001 (the
"Record Date") are entitled to notice of and to vote at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of Unitholders holding a majority of the Units outstanding as of the Record Date will constitute a quorum. Each Unitholder will be entitled to one vote for each Unit owned. The Shareholder Proposal will be deemed to be approved by the Unitholders if a quorum is present at the Special Meeting and the Shareholder Proposal is approved by the vote of Unitholders holding a majority of the Units represented at the Special Meeting.

     This proxy statement is being first sent or given to Unitholders on or
about             , 2001. Even if a Unitholder returns this proxy, such
Unitholder will retain the option to revoke his or her proxy at any time before the vote, or to vote his or her Units personally upon request if such Unitholder attends the Special Meeting.

     The Trustee called the Special Meeting at the request of the Unitholder who submitted the Shareholder Proposal. The Shareholder Proposal was submitted by Greg Haskin. The Trustee makes no recommendation regarding whether Unitholders should vote for or against the Shareholder Proposal. The Trustee is soliciting proxies for use at the Special Meeting as contemplated under the Trust Agreement.

     The Shareholder Proposal calls for amendments to the Trust Agreement to instruct the Trustee to sell the Royalty to Texas Standard Oil Company, a Texas corporation ("TXS"), and to delay any liquidating distribution of Trust assets, less any amounts withheld by the Trustee for contingent liabilities, until the completion by TXS of a proposed exchange offer or October 31, 2001, whichever first occurs. Any such amendment requires, in addition to the approval of the Unitholders, the express written approval of the Trustee. Although the Trustee makes no recommendation regarding whether Unitholders should vote for or against the Shareholder Proposal, the Trustee anticipates that, as required to implement the amendment under the terms of the Trust Indenture, it will approve in writing the amendment of the Trust Agreement if the Shareholder Proposal is approved by the requisite vote of Unitholders at the Special Meeting.

     Under applicable law, dissenters' appraisal rights do not apply to the Unitholders in connection with the Shareholder Proposal.

     The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Trust.

                      WHERE YOU CAN FIND MORE INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained by mail from the Public Reference Section of the SEC at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy statements and other information concerning the Trust may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Certain of such reports, proxy statements and other information filed by the Trust are also available on the Internet at the SEC's World Wide Web site at http://www.sec.gov.

                               TABLE OF CONTENTS

Questions and Answers.......................................     4
The Special Meeting.........................................     6
  General...................................................     6
  Unitholders Entitled to Vote..............................     6
  List of Unitholders of Record.............................     6
  Solicitation..............................................     6
  Proxies...................................................     6
  Voting Procedures for Beneficial Owners...................     6
  Brokers...................................................     6
  Requirements for Shareholder Approval.....................     7
The Trust and the Trustee...................................     7
The Shareholder Proposal and Statement of Support...........     7
  Shareholder Proposal......................................     7
  Statement of Support......................................     7
Effect of Negative Votes on the Shareholder Proposal........     8
Units Outstanding...........................................     8
Security Ownership of Certain Beneficial Owners and
  Management................................................     8

                             QUESTIONS AND ANSWERS

     The following is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement. Unitholders are urged to read carefully this Proxy Statement in its entirety. FOR ADDITIONAL COPIES OF THIS PROXY STATEMENT OR PROXY CARDS OR IF YOU HAVE ANY QUESTIONS ABOUT THE SPECIAL MEETING, CONTACT THE TRUSTEE AT (512) 479-2562.

Q:   WHO IS SOLICITING MY PROXY?

A: On behalf of Freeport-McMoRan Oil & Gas Royalty Trust, the Trustee is sending you this Proxy Statement and is soliciting proxies in connection with the Special Meeting of Unitholders.

Q:   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

A: The purpose of the Special Meeting is to consider and vote upon the Shareholder Proposal.

Q:   WHAT IS THE SHAREHOLDER PROPOSAL?

A: The Shareholder Proposal is a proposal to amend the Trust Agreement to direct the Trustee to (1) sell the Royalty to TXS for $1,000 in cash and to
     (2) delay any liquidating distribution of Trust assets until the completion by TXS of a proposed exchange offer or October 31, 2001, whichever first occurs. The amendment would not take effect unless the sale of the Royalty occurs on the same day as the purchase by TXS of the working interests burdened by the Royalty (the "Working Interests") and in any event no later than May 31, 2001. Certain information regarding the proposed exchange offer is set forth in a letter from TXS attached as Exhibit A to this Proxy Statement.

Q:   WHAT IS THE NATURE OF THE ROYALTY PROPOSED TO BE SOLD?

A: The Royalty consists of a net overriding Royalty interest, also known as a net profits interest, that burdens non-operating undivided working interests in oil and gas properties. These properties consist of interests in Federal Offshore Block 498, West Cameron Area, Block 34, West Delta Area, offshore Louisiana and Block A552, High Island Area, offshore Texas. The Royalty entitles the holder to a share of production equal to 90% of net proceeds, which are calculated generally as the difference between the proceeds of production ("Gross Proceeds") and costs incurred (and for some categories of costs, those expected to be incurred in the future) by the owner of the Working Interests burdened by the Royalty (the "Working Interests Owner"). The cumulative costs incurred by the Working Interests Owner have exceeded the Gross Proceeds by a considerable amount, and thus there is a cumulative cost carryforward, which was $18.6 million at January 31, 2001. The Working Interests Owner is entitled to recoup this amount from future Gross Proceeds before making any payment in respect of the Royalty. If the remaining Gross Proceeds (less future costs) are less than $18.6 million after December 31, 2001, then there will not be any future payments under the Royalty.

Q: WAS AN APPRAISAL OF THE ROYALTY MADE TO DETERMINE WHETHER THE PRICE PROPOSED TO BE PAID BY TXS IS FAIR CONSIDERATION?

A: No. A study of the proved oil and gas reserves attributable to the Royalty as of December 31, 2000 has been made by Ryder Scott Company, L.P., Independent Petroleum Engineers. In accordance with the regulations of the Securities and Exchange Commission, the Ryder Scott report is limited to reserves currently classified as proved. The report is included in the Trust's Form 10-K for year ended December 31, 2000, filed with the SEC. Anyone interested in the conclusions of the Ryder Scott report should read the report carefully including all assumptions and cautionary statements therein. In its report, Ryder Scott concluded that the discounted future net income of the Royalty, using December 2000 hydrocarbon prices and discounting all future income at 10%, was $15,541.589, prior to taking into account the cumulative cost carryforward and other items that affect the Royalty calculation. This amount is less than the cumulative cost carryforward as of December 31, 2000 of $19.8 million.

Q:   WHAT HAPPENS IF THE SHAREHOLDER PROPOSAL IS NOT APPROVED?

A: Because the Trust has received no payments in respect of the Royalty for the last five years, the Trustee is now obligated by the Trust Indenture to sell the Royalty for cash at a public auction to the highest cash bidder or by such other means and to such other purchaser as the Trustee in its judgment deems advisable. If the Shareholder Proposal is not approved, the Trustee will offer the Royalty for sale. The Trust will bear the costs associated with such sale, which will reduce the amount of expense reserve available for distribution to Unitholders upon termination of the Trust. Following completion of such sale, the Trustee will distribute the proceeds of the sale and any remaining assets of the Trust (consisting of the expense reserve after providing for the payment of remaining obligations of the Trust) in final liquidation of the Trust, at which time the Trust will be terminated. If the Trustee receives no offers to purchase the Royalty, it will abandon the Royalty and liquidate the Trust. The Trustee estimates that if the Shareholder Proposal is not approved the Trust will make a final liquidating distribution, less any amounts withheld by the Trustee for contingent liabilities, on or about June 30, 2001. The Trustee estimates that the Trust will incur no more than $100,000 in expenses of offering the Royalty for sale (about 2/3 of a cent per Unit) if the Shareholder Proposal is not approved. Based on the Trustee's estimates of other expenses of the Trust, the Trustee estimates that the final liquidating distribution will consist of the proceeds, if any, from such sale plus between 2 and 2 1/2 cents per Unit.

Q:   WHEN AND WHERE WILL THE SPECIAL MEETING OCCUR?

A:               , 2001, at 10:00 a.m., local time, at           ,           ,
               , Texas

Q:   HOW DO I VOTE?

A: You may attend the meeting and vote in person, or you may sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the box showing how you wish to vote, your vote will be treated as an abstention. This means that your vote will be counted for purposes of determining whether a quorum is present but will have the same effect as a negative vote on the Shareholder Proposal. You have the right to revoke your proxy at any time before it is voted at the Special Meeting by:

     (1) notifying the Trustee in writing;

     (2) voting in person; or

     (3) returning a later-dated proxy card.

Q: IF MY UNITS ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY UNITS FOR ME?

A: Your broker may vote your Units only if you provide instructions on how to vote. You should instruct your broker how to vote your Units upon receipt of your broker's request for voting instructions. If you do not provide your broker with instructions on how to vote your Units, the Units will be treated as broker non-votes. This means that your Units will not be counted for purposes of determining whether a quorum is present and will not be counted as a vote either for or against the Shareholder Proposal.

Q:   WHAT IS REQUIRED FOR APPROVAL OF THE SHAREHOLDER PROPOSAL?

A: There must be a quorum of Unitholders at the Special Meeting to vote on the Shareholder Proposal, which means that Unitholders holding a majority of the Units outstanding as of the Record Date must be present at the Special Meeting, either in person or by proxy. Each Unitholder will be entitled to one vote per each Unit owned. Assuming a quorum, the Shareholder Proposal will be approved by the Unitholders if Unitholders holding a majority of the Units represented at the Special Meeting vote to approve the Shareholder Proposal. Abstentions will be included in the number of Units represented at the Special Meeting, but broker non-votes will not. Because approval of the Shareholder Proposal requires the affirmative vote of the majority of Units representing at least a quorum at the Special Meeting, abstentions will have the same effect as a vote against the shareholder proposal. Broker non-votes will not be counted for purposes of determining whether a quorum is present or for voting purposes.

                              THE SPECIAL MEETING

GENERAL

     The Special Meeting will be held for the purpose of considering the Shareholder Proposal. The Special Meeting is scheduled to be held on
            , 2001, at 10:00 a.m., local time, at           ,           ,
          , Texas.

UNITHOLDERS ENTITLED TO VOTE

     Holders of record of the Units as of the close of business on             ,
2001, the Record Date, will be entitled to notice of and to vote on the Shareholder Proposal at the Special Meeting. Each Unitholder will be entitled to one vote for each Unit owned. If you have Units registered in the name of a brokerage firm or a trustee and you plan to attend the Special Meeting, please obtain from the brokerage firm or trustee a letter, account statement or other evidence of your beneficial ownership of those Units to facilitate your admittance to the Special Meeting.

LIST OF UNITHOLDERS OF RECORD

     A complete list of Unitholders of record on the Record Date will be available for inspection in the Trust Department of the Trustee, 700 Lavaca Street, 5th Floor, Austin, Texas 78701-3102, during normal business hours upon written demand by any Unitholder or the Unitholder's agent or attorney beginning five business days after the date of this Proxy Statement and continuing through the Special Meeting. Any Unitholder or Unitholder's agent or attorney may, upon written notice and subject to the laws of the State of Texas, copy the list of Unitholders eligible to vote on the Shareholder Proposal at the Special Meeting during regular business hours during the inspection period at the Unitholder's expense.

SOLICITATION

     The Trustee is soliciting proxies for use at the Special Meeting as contemplated under the Trust Agreement. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Trust.

PROXIES

     Any holder of outstanding Units entitled to vote on any matter may vote such Unitholder's Units either in person or by duly authorized proxy. The giving of a proxy by a Unitholder will not affect such Unitholder's right to vote such Units if the Unitholder attends the Special Meeting and desires to vote in person. Prior to the voting of a proxy, such proxy may be revoked by the Unitholder by delivering written notice of revocation to the Trustee, Attn:
Trust Department, by executing a subsequently dated proxy or by voting in person at the Special Meeting. All Units represented by effective proxies on the enclosed form of proxy received by the Trustee will be voted at the Special Meeting in accordance with the terms of such proxies. If no instructions are given, the proxies will be treated as abstentions.

VOTING PROCEDURES FOR BENEFICIAL OWNERS

     The enclosed proxy includes the power to vote the number of Units registered in a holder's name, according to the books of the Trustee. The Trustee will mail this Proxy Statement and a proxy to all persons who, according to the books of the Trustee, beneficially own Units.

BROKERS

     Units held in "street name" by a broker may not be voted by the broker absent instructions from the beneficial owner of such Units. If a broker does not receive instructions from the beneficial owner on how to vote the Units, the Units will be treated as broker non-votes.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     The presence at the Special Meeting, in person or by proxy, of Unitholders holding a majority of the Units outstanding as of the Record Date shall constitute a quorum. The Shareholder Proposal will be deemed to be approved by the Unitholders if approved by the vote of Unitholders holding a majority of the Units represented at the Special Meeting. Abstentions will be included in the number of Units represented at the Special Meeting and, because the affirmative vote of a majority of Unitholders is required for approval of the Shareholder Proposal, will have the practical effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether a quorum is present and will not be counted as a vote either for or against the Shareholder Proposal.

                           THE TRUST AND THE TRUSTEE

     The Trust was created effective September 30, 1983. The Trust is passive, with The Chase Manhattan Bank, serving as Trustee. The Trustee has only such powers as are necessary for the collection and distribution of revenues attributable to the Royalty, the payment of Trust liabilities and the protection of Trust assets.

               THE SHAREHOLDER PROPOSAL AND STATEMENT OF SUPPORT

     The following is the Shareholder Proposal and Statement of Support submitted by Greg Haskin. The Trustee will provide the address and the number of Units held by Mr. Haskin upon request. Pursuant to Rule 14a-8, promulgated by the SEC under the Securities Exchange Act of 1934, the Trustee is not responsible for the contents of the Shareholder Proposal or the accompanying Statement of Support.

                         SHAREHOLDER PROPOSAL REGARDING
                      AMENDMENT OF ROYALTY TRUST INDENTURE

     RESOLVED, that the Trust Agreement be amended (a) to instruct the Trustee to sell or cause to be sold to Texas Standard Oil Company ("TXS"), for $1,000, the Trust's Royalty interest on the same day IMC sells the working interests to TXS, (b) to instruct the Trustee to take all action required to permit such sales, and (c) if the sales occur, to delay any liquidating distributions of Trust assets until the earlier of completion of any exchange offer by TXS (described in its March 30, 2001 letter to the Trustee) or October 31, 2001.

STATEMENT OF SUPPORT

     Pursuant to a letter of intent with IMC, TXS or its designee intends to purchase the working interests for less than $5 million. TXS and IMC have assured me that the letter of intent is an arm's length agreement and that they have no prior relationship. The valuation of the working interests of less than $5 million in a negotiated transaction indicates that the Trust's Royalty has no value considering the cost carryforward of more than $19.8 million at December 31, 2000. The recently completed December 31, 2000 Ryder Scott report, only covering proved reserves but using December 2000 hydrocarbon prices, and an appraisal by Albrecht & Associates prepared early last year also indicate that the Royalty has no value.

     TXS proposes that it or its designee will acquire the Royalty for $1,000 on the same day it purchases the working interests and thereafter TXS proposes to make a registered exchange offer in which Unitholders may become TXS shareholders. The Royalty and working interests combined should have a greater value than the sum of their separate values because by combining them the working interest owner will at least save administrative and computational burdens. If the Trustee sells the Royalty to TXS, the Trust will incur minimal expenses of the sale, which will conserve the expense reserve.

     If the proposed amendment is approved and the exchange offer proceeds, each Unitholder owning 2,000 Units or more will be offered the opportunity to exchange them for TXS common stock. Unitholders holding fewer Units will receive TXS warrants and the Trust's liquidating distribution. Unitholders owning 2,000 Units or more will be free to take the Trust's liquidating distribution instead of accepting the exchange offer, although TXS will not be obligated to close the exchange offer unless Unitholders holding at least

50% of the Units accept the exchange offer. Unitholders accepting the exchange offer will become shareholders in a company with a continuing ownership interest in oil and gas properties formerly burdened by the Trust's Royalty. TXS expects to make its exchange offer on a basis that would result in tendering Unitholders holding 36% of the TXS common stock if all eligible Unitholders accepted the exchange offer. Although the liquidating distribution will be delayed if the amendment is approved, it should be larger because the Trust will not incur the expenses of selling the Royalty.

     Accordingly, it is in the Unitholders' best interests to approve the amendment.

              EFFECT OF NEGATIVE VOTES ON THE SHAREHOLDER PROPOSAL

     If the Shareholder Proposal is not approved the Trustee will, as soon as practicable, endeavor to sell the Royalty at a public auction to the highest cash bidder. Upon such sale the Trust will be terminated, and the Trustee will distribute the net proceeds, if any, of such sale according to the respective interests and rights of the Unitholders after discharging all of the liabilities of the Trust and, if necessary, setting up reserves in such amounts as the Trustee in its discretion deems appropriate for contingent liabilities.

                               UNITS OUTSTANDING

     There are 14,975,390 Units outstanding. Each Unit is entitled to one vote at the Special Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Trustee knows of no person who beneficially owns in excess of five percent of the Units of the Trust.

                                            Respectfully Submitted,

                                            The Chase Manhattan Bank, as Trustee

                                   EXHIBIT A
                    [TEXAS STANDARD OIL COMPANY LETTERHEAD]

March 30, 2001

The Chase Manhattan Bank, Trustee
Freeport-McMoRan Oil and Gas Royalty Trust
700 Lavaca
Austin, Texas 78702

Attn: Michael Ulrich

         Re: Exchange Offer

Ladies and Gentlemen:

     Pursuant to a letter of intent, Texas Standard Oil Company, a Texas corporation (the "TXS"), or its designee, proposes to purchase from IMC Global, Inc ("IMC") certain working interests in oil and gas properties (the "Working Interests"). The letter of intent states that, as consideration for the purchase of the Working Interests, the purchaser will pay to IMC less than $5 million in cash, payable at the closing of the purchase (the "Closing"). The Working Interests consist of all oil and gas properties burdened by the overriding Royalty interest (the "Royalty") owned by Freeport-McMoRan Oil and Gas Royalty Trust (the "Trust"). TXS desires to acquire both the Working Interests and the Royalty.

     If TXS purchases both the Working Interests and the Royalty, as soon as practicable following the Closing, TXS proposes to effect an exchange offer (the "Exchange Offer") pursuant to which it will acquire Units of Beneficial Interest in the Trust (the "Units") in exchange for shares of its common stock, par value $0.01 per share ("TXS Common Stock"), and warrants to purchase Company Common Stock (the "Warrants"). The Exchange Offer is more fully described below.

     TXS understands that a holder of Units has submitted to the Trustee a proposal (the "Shareholder Proposal") to be voted on at a Special Meeting of Unitholders. If the Shareholder Proposal is approved by the requisite vote of Unitholders, the Trustee will be instructed (a) to sell the Royalty to TXS for $1,000 on the same day that TXS purchases the Working Interests from IMC, and
(b) to delay any liquidating distribution of Trust assets until completion of the Exchange Offer or October 31, 2001, whichever first occurs.

     This letter constitutes TXS's commitment to Unitholders that, if the Shareholder Proposal is approved at the Special Meeting by the requisite vote of Unitholders, TXS will use its commercially reasonable efforts (a) to acquire the Working Interests from IMC on or before May 31, 2001, (b) to acquire the Royalty for $1,000 in cash on the same day, (c) to file with the Securities Exchange Commission (the "SEC"), as soon as practicable following such Closing, a registration statement under the Securities Act of 1933 relating the Exchange Offer, (d) to cause such registration statement to become effective as soon as practicable thereafter, (e) upon effectiveness of the registration statement, to make the Exchange Offer on substantially the terms described in this letter and
(f) to complete the Exchange Offer as soon as practicable but in any event prior to October 31, 2001.

THE EXCHANGE OFFER

     The following is a brief summary of the basic terms of the Exchange Offer:

          1. Prospectus. The Exchange Offer will be made only by means of a prospectus.

          2. Record Holders of At Least 2,000 Units. All Unitholders holding of record at least 2,000 Units will be offered the opportunity to exchange their Units for securities of TXS as follows: for every 20 Units tendered for exchange, TXS will issue one share of Common Stock. Without consideration of the effects of any exercise of the Warrants, if all eligible Unitholders exchange their Units for shares of TXS

     Common Stock, the Unitholders as a group will own not less than 36% of the total outstanding shares of TXS.

          3. Record Holders of Fewer than 2,000 Units. Unitholders holding of record fewer than 2,000 Units will not be entitled to exchange their Units for Common Stock, but upon consummation of the Exchange Offer such holders will be issued Warrants entitling the holder to purchase shares of Common Stock on terms and for the consideration per share to be set forth in the prospectus.

          4. Minimum Condition. TXS's obligation to exchange shares of Common Stock and to issue Warrants in the Exchange Offer will be subject to the condition that Unitholders holding at least 50% of the total Units outstanding tender their Units for exchange.

          5. Timing of the Exchange Offer. TXS will not effect the Exchange Offer unless the Shareholder Proposal is approved at the Special Meeting. As soon as practicable following such approval and the acquisition of both the Royalty and the Working Interests, it will use commercially reasonable efforts to file with the SEC a registration statement relating to the Exchange Offer. The Exchange Offer will be made promptly following effectiveness of the registration statement. TXS will not commence the Exchange Offer unless the registration statement becomes effective on or prior to September 30, 2001.

          6. Purposes of the Exchange Offer. The purposes of the Exchange Offer are (a) to give Unitholders an incentive to vote in favor of the Shareholder Proposal at the Special Meeting, (b) to give Unitholders the opportunity to continue to participate as owners of interests in the oil and gas properties that the Royalty now burdens and (c) to provide funds for TXS's use (consisting of liquidating distributions on Units acquired in the Exchange Offer and any proceeds from the exercise of Warrants). Any such funds will be used for general corporate purposes and to repay indebtedness.

     TXS is a newly organized entity with no substantial assets, but TXS has obtained commitments that it believes will be sufficient to provide resources necessary to permit it to acquire the Working Interests from IMC and to effect the Exchange Offer. To TXS's knowledge, there is no fact or circumstance relating to TXS, its directors, officers or controlling persons that would prevent TXS's registration statement relating to the Exchange Offer from being declared effective by the SEC.

                                            Very truly yours,

                                            TEXAS STANDARD OIL COMPANY

                                            By:
                                              ----------------------------------

                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST BY ITS TRUSTEE

      The undersigned hereby: (a) acknowledges receipt of the Notice of Special Meeting of Unitholders of the Freeport-McMoRan Oil and Gas Royalty Trust (the "Trust") to be held at 10:00 a.m., local time, on ___________ at ___________________________________________, Texas, (the "Special Meeting"); (b)
acknowledges receipt of the Trust's Proxy Statement in connection therewith, dated _______________; (c) appoints _________ or _________, or either of them, as the Proxy of the undersigned; and (d) authorizes the Proxy to represent and vote, as designated on the reverse side hereof, all the Units of the Trust that the undersigned would be entitled to vote if personally present at the Special Meeting.

      The undersigned hereby revokes any proxy to vote Trust Units held by the undersigned previously given to the extent such proxy permits the holder thereof to vote on the matter covered by this Proxy. THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION.

      This proxy may be revoked at any time prior to the voting of this Proxy by the execution and submission of a revised proxy or by voting in person at the meeting.

                (Continued and to be signed on the reverse side.)
                                SEE REVERSE SIDE

1. Approval of a shareholder proposal that, if approved, will amend the Royalty Trust Indenture dated September 30, 1983 by and between Freeport-McMoRan Inc., as Trustor of the Trust, and the Trustee, as more particularly described in the Proxy Statement.

        FOR   [ ]                AGAINST   [ ]            ABSTAIN  [ ]


                                                Dated: _______________


                                                --------------------------------
                                                Signature(s) of Unitholder(s)

         (Executors, administrators, guardians, trustees, attorneys, and officers signing for corporations or other organizations should give full title. If a partnership or jointly owned, each owner should sign.)

               PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT
                     IN THE ACCOMPANYING POSTPAID ENVELOPE.